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                                    GUARANTY

          THIS GUARANTY (the "Guaranty") is made and delivered by SIMPLE TECHNOLOGY, INC., a CALIFORNIA corporation (the "Guarantor") for the benefit of Lyon Credit Corporation (the "Guaranteed Party") to induce Guaranteed Party to enter into that certain Security Agreement No. 30-00016 with MDC LAND CORPORATION (the "Obligor") dated as of even date herewith (the "Security Agreement").

                                   WITNESSETH

1. GUARANTY. (a) Guarantor (and each of them if there are more than one) for valuable consideration, the receipt whereof is hereby acknowledged, jointly and severally irrevocable guarantees due and punctual payment and performance to Guaranteed Party at its office at 1266 East Main Street, Stamford, Connecticut 06902, or at such other place as Guaranteed Party shall from time to time advise in writing, on demand, in lawful money of the United States, of any and all Indebtedness (as defined below) of Obligor no matter how acquired by Guaranteed Party.

               (b) For the purposes of this Guaranty, "Indebtedness" shall include, but is not limited to, Indebtedness of Obligor as defined in the Security Agreement, any and all advances, loans, debts, lease obligations, performance obligations, notes, security agreements and liabilities of Obligor, heretofore, now, or hereafter made, entered into, incurred, created or owing, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Obligor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be or hereafter become otherwise unenforceable. This Guaranty is a guaranty of payment and performance and not of collection.

               (c) This Guaranty is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under

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successive transactions which shall either continue the Indebtedness, renew it from time to time after it has been satisfied or create new Indebtedness.

               (d) The obligations hereunder are joint and several, independent of the obligations of Obligor or the obligations of any other persons or guarantors who may be liable to Guaranteed Party in whole or in part for the Indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them (if there are more than one) whether action is brought against Obligor alone or whether Obligor be joined in any such action or actions, and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

2. OBLIGATIONS UNCONDITIONAL. Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the Indebtedness or the Security Agreement or any conduct of Obligor and/or Guaranteed Party which might constitute a legal or equitable discharge of a surety, guarantor or guaranty and shall remain in full force and effect without regard to any circumstance whatsoever (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation: (i) any failure, omission or delay on the part of Obligor or Guaranteed Party to conform or comply with any term of the Security Agreement; (ii) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of the Security Agreement or any obligation or liability of Obligor or Guaranteed Party, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect to any such instrument or agreement or any such obligation or liability; (iii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to Obligor or Guaranteed Party or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (iv) any merger or consolidation of Obligor or Guarantor into or with any other corporation or any sale, lease or transfer of all or any of the assets of Obligor or Guarantor to any other entity; or (v) any change in the ownership of Obligor. The obligations of Guarantor set forth herein constitute full

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recourse obligations of Guarantor enforceable against him to the full extent of all his assets and properties. Without limiting the generality of the foregoing, Guarantor agrees that (i) repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, Obligor shall default under or fail to comply with the terms of the Security Agreement and that notwithstanding the recovery hereunder for or in respect of any given default or failure to so comply by Obligor under the Security Agreement, this Guaranty shall remain in force and effect and shall apply to each and every subsequent default, and (ii) in the event that any Indebtedness is paid by Obligor, and thereafter all or any part of such payment is recovered from Guaranteed Party to whom paid, as a preferential or fraudulent transfer under the Federal Bankruptcy Code, any applicable state insolvency law, or any other similar Federal or state law now or hereafter in effect, the liability of Guarantor hereunder with respect to such Indebtedness so paid and recovered shall continue and remain in full force and effect as if, to the extent of such recovery, such payment had not been made. If (i) an event permitting the exercise of remedies under the Security Agreement shall at any time have occurred and be continuing and (ii) such exercise, or any consequences thereof provided in the Security Agreement shall at any time be prevented by reason of the pendency against Obligor of a case or proceeding under the bankruptcy or insolvency law, Guarantor agrees that, solely for purposes of this Guaranty and its obligations hereunder, the Security Agreement shall be deemed to have been declared in default and all amounts thereunder shall be deemed to be due and payable, with all the attendant consequences as provided in the Security Agreement, as if declaration of default and the consequence thereof had been accomplished in accordance with the terms thereof, and Guarantor shall forthwith pay any amounts guaranteed hereunder.

3. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (a) Guarantor is duly organized and validly existing in good standing under the laws of the State of CALIFORNIA and has all requisite corporate power and authority to enter into and perform its obligations provided under this Guaranty, (b) this Guaranty has been duly authorized by all necessary corporate action, and has been duly executed and delivered by Guarantor and is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms

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except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, (c) the execution and delivery by Guarantor of this Guaranty is not, and the performance by it of its obligations hereunder will not be, inconsistent with Guarantor's other activities, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Guarantor, and do not and will not contravene any provision of, or constitute a default under, its certificate of incorporation or bylaws or any indenture, mortgage, contract or other instrument to which Guarantor is a party or by which it is bound, (d) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect to or by, any Federal, national, state or local governmental authority or agency or other entity is required with respect to the execution, delivery and performance by Guarantor of this Guaranty, or if any such approval, notice, registration or action is required, it has been duly given or obtained, (e) there are no suits or proceedings pending or threatened in any court or before any commission, board or other administrative agency against or affecting Guarantor, which will have a material adverse effect on the ability of Guarantor to fulfill its obligations under this Guaranty.

3A. EXISTENCE, ETC. Guarantor agrees that, so long as this Guaranty is in effect, Guarantor shall (i) preserve and maintain its corporate existence,
(ii) preserve and maintain all of its material rights, privileges and franchises, except where the failure to preserve and maintain any such right, privilege or franchise would not materially and adversely affect the ability of Guarantor to perform its obligations under this Guaranty; and (iii) comply with all the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities except where the failure to comply with any such requirement would not materially and adversely affect the ability of Guarantor to perform its obligations under this Guaranty.

4. CERTAIN RIGHTS AND POWERS OF GUARANTEED PARTY. (a) Guarantor authorizes Guaranteed Party, without notice or consent and without affecting, impairing or discharging in whole or in part its

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liability hereunder, from time to time to (i) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive, and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Guaranteed Party in its discretion may determine; and (iv) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the Indebtedness. Guaranteed Party may without notice assign this Guaranty in whole or in part. At the option of Guaranteed Party and upon notice to Guarantor, Guarantor may be joined in an action or proceeding commenced by Guaranteed Party against Obligor in respect of any Indebtedness.

               (b) Guaranteed Party shall have a lien and security interest upon and a right of setoff against all moneys, securities and other property of Guarantor now or hereafter in the possession of Guaranteed Party whether held in a special account, for safekeeping or otherwise; and every lien and security interest and right of setoff may be exercised without demand upon Guarantor or notice by Guaranteed Party. No lien or right of setoff may be deemed to have been waived by any act or conduct on the part of Guaranteed Party or by any neglect to exercise such right of setoff or to enforce such lien or security interest or by any delay in so doing, and every right of setoff, lien or security interest and shall continue in full force and effect until such right of setoff, lien or security interest is specifically waived or released by an instrument in writing executed by Guaranteed Party.

               (c) Any Indebtedness of Obligor now or hereafter held by or owing to Guarantor is hereby subordinated to the Indebtedness of Obligor to Guaranteed Party; and such Indebtedness of Obligor to Guarantor, if Guaranteed Party so requests, shall be collected, enforced and received by Guarantor as trustee for Guaranteed Party and be paid over to Guaranteed Party on account of the Indebtedness of Obligor to Guaranteed Party but without reducing or affecting in any manner the liability of Guarantor

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under the other provisions of this Guaranty. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Obligor or the proceed thereof to the creditors of Obligor, or upon any Indebtedness of Obligor, by reason of dissolution, liquidation or other winding up of Obligor or its business, or compromise or settlement with its creditors, or any sale, receivership, insolvency or bankruptcy proceeding or assignment for the benefit of creditors, or any proceeding by or against Obligor for any relief under any provisions of the Federal Bankruptcy Code, any applicable state insolvency law, or any other similar Federal or state law now or hereafter in effect, then and in any such event any payment or distribution of any kind or character, which shall be payable or deliverable with respect to any and all Indebtedness due to Guarantor by Obligor, shall be paid or delivered directly to Guaranteed Party for application on any Indebtedness to Guaranteed Party until such Indebtedness shall have been first and fully paid. Guarantor hereby sells, assigns, transfers and sets over to Guaranteed Party all of its rights to any and all such distributions.

5. WAIVER OF DEMANDS, NOTICES AND CERTAIN RIGHTS OF GUARANTOR. Guarantor waives any right to require Guaranteed Party to (a) proceed with or exhaust remedies against Obligor; (b) proceed against or exhaust any security held from Obligor or Guarantor; (c) pursue any other remedy available to Guaranteed Party whatsoever; or (d) proceed against any other persons or guarantors who may be liable to Guaranteed Party in whole or in part for the Indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Obligor or by reason of the cessation or modification from any cause whatsoever of the liability of Obligor. Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Guaranteed Party now has or may hereafter have against Obligor, and waives any benefit of, and any right to participate in any security now or hereafter held by Guaranteed Party. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new, changes, modified, increased or additional Indebtedness, all other notices of every

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and any kind. Guarantor hereby further agrees that no payment or performance hereunder by Guarantor shall give rise to any claim of Guarantor against Guaranteed Party.

               (a) Where there is but a single Obligor, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Obligor named herein, or when this Guaranty is executed by more than one Guarantor, the words "Obligor" and "Guarantor" respectively shall mean all and any one or more of them.

               (b) Guarantor agrees to pay on demand to Guaranteed Party all costs and expenses of collection (including, without limitation, the fees and disbursements of counsel) incident to the enforcement, protection on preservation of any right or claim of Guaranteed Party under this Guaranty against Guarantor as a result of breach of this Guaranty by Guarantor.

               (c) If any provision of this Guaranty shall contravene or be invalid under applicable law or regulation (including Federal law and regulation), such contravention or invalidity shall not affect the entire Guaranty, the provisions held to be invalid to be deemed deleted or modified and the Guaranty interpreted and construed as though such invalid provision or provisions were not part hereof or conformed thereto.

               (d) Guaranteed Party may give notice to Guarantor or make a request of Guarantor in the U.S. mail, first class postage prepaid, addressed to Guarantor at its address below, or an address furnished by Guarantor to Guaranteed Party. All notices to be given by Guarantor hereunder shall be deemed adequately given if sent by registered or certified mail to Guaranteed Party at the address of Guaranteed Party stated herein, or at such other place as Guaranteed Party may designate to Guarantor in writing.

               (e) This Guaranty shall be binding upon successors and assigns of Guarantor, but no assignment hereof, or of any right to any funds due or to become due under this Guaranty, shall in any event relieve Guarantor of its obligations hereunder.

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                  (f) This Guaranty constitutes the entire agreement of the
parties with respect to the subject matter hereof. ANY VARIATION OR MODIFICATION OF THIS GUARANTY AND ANY WAIVER OF ANY OF ITS PROVISIONS SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED OFFICER OR MANAGER OF GUARANTEED PARTY.

                  (g) GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO.

                  (h) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, Guarantor (and each of them if there are more than one), has caused this Guaranty to be executed and delivered by its officer hereunder duly authorized independent of any other party and not relying upon or in consideration of the execution hereof by any other party, this 5TH day of MARCH, 1996.

                                                 SIMPLE TECHNOLOGY, INC.

                                        By:      [ILLEGIBLE]
                                            ------------------------------------

                                        Name:    Mark Moshayedi
                                              ----------------------------------

                                        Title:   COO
                                               ---------------------------------


                                                 ATTEST

                                        By:      /s/ Michael Higa
                                            ------------------------------------

                                        Name:    Michael Higa
                                              ----------------------------------

                                        Title:   Manager of Financial Reporting
                                               ---------------------------------
                                                           (Seal)


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